Other Intangible Assets, Net	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Other Intangible Assets, Net

Note 8. Other Intangible Assets, Net

Other intangible assets consisted of the following:

	December 31, 2020			December 31, 2019
	Carrying Amount,		Net	Carrying Amount,		Net
	Net of	Accumulated	Book	Net of	Accumulated	Book
	Impairment	Amortization	Value	Impairment	Amortization	Value
	U.S. $ in thousands
Developed technology	357,863	(260,123)	97,740	299,100	(252,136)	46,964
Patents	17,699	(8,487)	9,212	15,142	(7,067)	8,075
Trademarks and trade names	26,036	(21,114)	4,922	25,991	(19,966)	6,025
Customer relationships	101,107	(81,413)	19,695	102,936	(76,813)	26,123
Capitalized software development costs	7,410	(7,410)	-	18,630	(18,489)	141

	510,115	(378,547)	131,569	461,799	(374,471)	87,328

Amortization expenses

Amortization expense relating to intangible assets for the years ended December 31, 2020, 2019 and 2018, was approximately $24.3 million, $25.2 million and $32.4 million, respectively. The decrease in amortization expense in 2020 and 2019 was primarily due to change in the estimated useful lives of certain intangibles assets as of December 31, 2018.

As of December 31, 2020, estimated future amortization expense relating to definite life intangible assets for each of the next five years and thereafter were as follows:

Estimated amortization expenses
Year ending December 31,	(U.S. $ in thousands)
2021	30,092
2022	30,036
2023	14,439
2024	10,544
2025	8,006
2026 and thereafter	38,452
Total	131,569

During the years ended December 31, 2020 and 2018, the Company recorded impairment charges of $5.3 million and $2.2 million, respectively, related to its definite life intangible assets. No impairment charges were recorded during 2019.